Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

Mercedes‑Benz Financial Services USA LLC (the “Company”)
MUFG Securities Americas Inc.
BNP Paribas Securities Corp.
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Mercedes‑Benz Auto Receivables Trust 2026‑1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “MBART 2026‑1_Prelim Pool_Data Tape KPMG View.xls” provided by the Company on March 6, 2026 (the “Data File”), containing information on 36,084 motor vehicle installment sales contracts and installment loans secured by new and pre‑owned Mercedes‑Benz automobiles (the “Receivables”) as of February 27, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes‑Benz Auto Receivables Trust 2026‑1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company.

•	The term “ALFA” means the Company’s contract management system.

•	The term “DataNovata ACE” means the Company’s system used to track credit scores for credit applications submitted before September 16, 2024

•	The term “NFA” means the Company’s system used to track credit scores for credit applications submitted on or after September 16, 2024.

•	The term “eValidate” means the Company's system for validating consumer contracts.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, or Lien Filing Acceptance.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, Vehicle Invoice, and screenshots contained within ALFA, DataNovata ACE, NFA, and eValidate. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA, DataNovata ACE, NFA, and eValidate. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

•	The term “Provided Information” means the Instructions and Receivable File for each Sample Receivable (defined below).

The procedures we were instructed by the Company to perform are as follows:

a.
We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”) using a random sampling tool. A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

b.
For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attributes	Receivable File/Instructions

Customer Account Number	ALFA

Origination Date	Retail Installment Sales Contract

Original Principal Balance	Retail Installment Sales Contract

Interest Rate	Retail Installment Sales Contract

Monthly Payment Amount	Retail Installment Sales Contract, ALFA

Original Maturity Date	ALFA

Current Maturity Date	ALFA

Number of Scheduled Payments	Retail Installment Sales Contract and Instructions

2

Attributes	Receivable File/Instructions

Vehicle Age Classification (Model Year)	Retail Installment Sales Contract

Obligor State	ALFA

Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract

Next Payment Due Date	ALFA and Instructions

Current Principal Balance	ALFA and Instructions

FICO Score	DataNovata ACE, NFA and Instructions

New/Used	Retail Installment Sales Contract and eValidate

Loan Type (Simple Interest)	Retail Installment Sales Contract

Sold Code Indicator	ALFA and Instructions

Recovery Indicator	ALFA and Instructions

Vehicle Manufacturer	Retail Installment Sales Contract and Instructions

Vehicle Model	Retail Installment Sales Contract and Instructions

Original First Payment Date	Retail Installment Sales Contract, Modification Letter, ALFA, and Instructions

Payment Type	Retail Installment Sales Contract, ALFA

Vehicle Value	ALFA, DataNovata ACE, NFA, or Vehicle Invoice

Co‑obligor Present Indicator	DataNovata ACE, NFA

Subvented	ALFA and Instructions

Interest Paid through Date	ALFA and Instructions

Payment to Income Ratio	DataNovata ACE, NFA, Retail Installment Sales Contract, and Instructions

Current Delinquency Status	ALFA

We found such information to be in agreement without exception.

c.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•
Credit Application. We were instructed by the Company to consider the presence of an “Application ID” field within DataNovata ACE or NFA, as applicable, as confirmation that a Credit Application was received by the Company.

•	Title Document.

3

•
Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes‑Benz.”

•	Truth‑in‑Lending Disclosure Statement (within the Retail Installment Sale Contract).

We found such information to be present.

We were engaged by the Company to perform this agreed‑upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed‑upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
April 30, 2026

4

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	804	35	12756	69	25428
2	1042	36	13045	70	25770
3	1163	37	15333	71	26172
4	1379	38	15627	72	26326
5	1811	39	15914	73	26990
6	2181	40	16265	74	27263
7	2931	41	16386	75	27405
8	4087	42	16499	76	27491
9	4736	43	17116	77	27587
10	4820	44	17194	78	27952
11	5179	45	17281	79	28496
12	5225	46	17482	80	28586
13	5414	47	17815	81	28797
14	5589	48	18677	82	28897
15	5896	49	18742	83	29028
16	6311	50	18894	84	29128
17	7185	51	19281	85	30079
18	7426	52	19595	86	30170
19	7609	53	20897	87	30525
20	7618	54	21047	88	30919
21	7716	55	21496	89	30938
22	8414	56	21616	90	31064
23	8424	57	21703	91	31524
24	9304	58	21707	92	32252
25	9690	59	22790	93	32274
26	9716	60	22822	94	32919
27	9965	61	23042	95	34384
28	9993	62	23097	96	34599
29	10468	63	23210	97	34663
30	10524	64	23374	98	35376
31	10614	65	24638	99	35837
32	10779	66	24922	100	35847
33	11840	67	24934
34	12544	68	25037

(*)	The Company has assigned a unique Customer Account Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Customer Account Numbers.

A-1

Exhibit B

Instructions

Attribute	Instructions

Number of Scheduled Payments
In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

Next Payment Due Date
In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

Current Principal Balance
In the event the “Receipts” screen in ALFA listed a rejected payment with a receipt date on or before the Cutoff Date and an input date after the Cutoff Date, subtract the principal amount of the rejected payment listed in the “Transaction Details” screen from the Current Principal Balance stated in ALFA.

FICO Score
Compare the primary buyer’s FICO Score per DataNovata ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Data File. If the Retail Installment Sales Contract had a co‑buyer listed and the primary buyer’s FICO Score in DataNovata ACE was not populated (i.e., blank), utilize the FICO Score of the co‑buyer in DataNovata ACE to compare to the FICO Score in the “PCD_FICO_SCORE” field in the Data File.

Sold Code Indicator
Consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank) and the “PCD_SOLD_CODE” field in the Data File was blank.

Recovery Indicator	Consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA.

B-1

Attribute	Instructions

Vehicle Manufacturer
Compare the Vehicle Manufacturer in the Retail Installment Sales Contract to the Vehicle Manufacturer listed in the "PCD_MAKE" field in the Data File. Consider variations due to spelling, abbreviation, or truncation of the full Vehicle Manufacturer to be acceptable, to the extent such variation refers to “Mercedes‑Benz.”
In the event there was not an acceptable variation of the Vehicle Manufacturer in the Retail Installment Sales Contract, compare the vehicle make listed in the ALFA to the Vehicle Manufacturer listed in the “PCD_MAKE” field in the Data File.

Vehicle Model
In the event the Vehicle Model in the “PCD_MODEL” field stated in the Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, compare the vehicle model listed in the ALFA to the Vehicle Model listed in the “PCD_MODEL” field in the Data File.

Original First Payment Date
In the event the Original First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field stated in the Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract, Modification Letter, or ALFA, add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

Subvented
Consider the Sample Receivable to be “Subvented” if the (i) “Subsidy Code” field was populated (i.e. not blank) in the “Miscellaneous” screen in ALFA, and (ii) an “Accounting Event – Expense Type” of “Manufact. Subsidy (rate/residual)” listed an amount greater than $0 in the “Other Payments” screen in ALFA.

Interest Paid through Date
In the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Data File did not agree with the Interest Paid through Date listed in the ALFA, compare the date of the last payment before the Cutoff Date in ALFA to the date in “PCD_INT_PAID_THRU_ DTE” field in the Data File.

Payment to Income Ratio
For Sample Receivables within DataNovata ACE, recompute using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the sum of (i) the “Income” and “Other Income” in the Individual Applicant screen in DataNovata ACE and (ii) the “Income” and “Other Income” from all Co‑buyers, in the event any Co‑buyers records are listed in the Co‑buyer screen in DataNovata ACE.
For Sample Receivables within NFA, recompute using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the sum of (i) the monthly “Salary (Gross)” and “Other Income (Monthly)” in the Primary Applicant screen in NFA and (ii) the monthly “Salary (Gross)” and “Other Income (Monthly)” from all Co‑Applicants, in the event any Co‑Applicants records are listed in the Co‑Applicant screen in NFA.

B-2